UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): April 6, 2023

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Altus Power, Inc.
(Exact name of registrant as specified in its charter)
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Delaware (State or other jurisdiction of incorporation or organization)	001-39798 (Commission File Number)	85-3448396 (I.R.S. Employer Identification Number)
2200 Atlantic Street, 6th Floor Stamford, CT 06902
(Address of principal executive offices and zip code)
(203) 698-0090
(Registrant's telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	AMPS	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or in Rule 12b-2 of the Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On April 6, 2023, Altus Power, Inc, a Delaware corporation (the “Company”), entered into a Controlled Equity OfferingSM Sales Agreement (the “Sales Agreement”) with Cantor Fitzgerald & Co. (“Cantor”), Nomura Securities International, Inc. (“Nomura”) and Truist Securities, Inc. (“Truist” and, together with Cantor and Nomura, the “Agents,” and each, an “Agent”). The Sales Agreement provides for the offer and sale of the Company’s Class A common stock, par value $0.0001 per share (the “Class A common stock”), from time to time through an “at the market offering” program under which the Agents act as sales agent or principal, subject to certain limitations, including the maximum aggregate dollar amount registered pursuant to the applicable prospectus supplement. Pursuant to the prospectus supplement filed by the Company on dated April 6, 2023, the Company may offer and sell up to $200,000,000 of shares of Class A common stock pursuant to the Sales Agreement. The Company is implementing this “at the market offering” program to add flexibility to its ability to raise equity capital. The Company does not require any common equity issuances under this program to execute its current growth plans for 2023. Management of the Company is highly aligned with stockholders given their significant equity holdings and the Company intends to utilize this program opportunistically, in a manner that optimizes its future capital raising efforts while limiting stockholder dilution.

Under the Sales Agreement, the Company will specify the parameters for the sale of the shares of Class A common stock, including the number of shares to be issued, the time period during which sales are requested to be made, any limitation on the number of shares that may be sold in any one trading day and any minimum price below which sales may not be made. Subject to the terms and conditions of the Sales Agreement, the Agents may sell the shares of Class A common stock by any method permitted by law deemed to be an “at the market offering” as defined in Rule 415(a)(4) promulgated under the Securities Act of 1933, as amended, including sales made directly on the New York Stock Exchange (“NYSE”) or on any other existing trading market for the Class A common stock, in negotiated transactions at market prices prevailing at the time of sale or at prices related to such prevailing market prices and/or any other method permitted by law. The Agents will use commercially reasonable efforts consistent with their normal trading and sales practices and applicable state and federal laws, rules and regulations and the rules of NYSE. The Company has no obligation to sell any shares of Class A common stock under the Sales Agreement and may at any time suspend solicitation and offers under the Sales Agreement. The Sales Agreement may be terminated (i) by the Company by giving ten (10) days’ written notice to the Agents for any reason or (ii) by an Agent, with respect to itself only, by giving ten (10) days’ written notice to the Company for any reason or at any time under certain circumstances. Under the terms of the Sales Agreement, the Company may also sell shares of Class A common stock to each Agent acting as principal for such Agent’s own account at prices agreed upon at the time of sale, and the Company will pay certain expenses of the Agents, up to specified maximum amounts as provided in the Sales Agreement, in connection with the Agents’ performance of their obligations thereunder.

The Sales Agreement provides that each Agent will be entitled to compensation for its services in an amount of up to 3.0% of the aggregate gross proceeds from each sale made by such Agent under the Sales Agreement. The Sales Agreement contains customary representations, warranties and agreements by the Company, indemnification obligations of the Company and the Agents, other obligations of the parties and termination provisions. The representations, warranties and covenants contained in the Sales Agreement were made only for purposes of such agreement and as of specific dates, were solely for the benefit of the parties to such agreement, and may be subject to limitations agreed upon by the contracting parties.

The shares of Class A common stock will be issued pursuant to the Company’s effective shelf registration statement on Form S-3 (File No. 333-269337), filed with the Securities and Exchange Commission (the “SEC”) on January 20, 2023, and declared effective by the SEC on February 1, 2023. The Company filed a prospectus supplement, dated April 6, 2023, with the SEC in connection with the offer and sale of the shares of Class A common stock pursuant to the Sales Agreement.
The foregoing description of the Sales Agreement is not complete and is qualified in its entirety by reference to the full text of such agreement, a copy of which is filed herewith as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The legal opinion of Cozen O’Connor P.C. relating to the shares of Class A common stock being offered is filed as Exhibit 5.1 to this Current Report on Form 8-K.

This Current Report shall not constitute an offer to sell or the solicitation of an offer to buy the securities discussed herein, nor shall there be any sale of such securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

Item 9.01 – Exhibits.

Exhibit No.	Description
1.1	Controlled Equity OfferingSM Sales Agreement, dated April 6, 2023, among Altus Power, Inc., Cantor Fitzgerald & Co., Nomura Securities International, Inc. and Truist Securities, Inc.
5.1	Legal Opinion of Cozen O’Connor P.C
23.1	Consent of Cozen O’Connor P.C. (included in Exhibit 5.1)
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 6, 2023

Altus Power, Inc.

By:	/s/ Gregg J. Felton
Name:	Gregg J. Felton
Title:	Co-Chief Executive Officer and Director